Where Intelligence Meets Infrastructure® Investor Presentation May 7, 2025

2 Non-GAAP Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Net debt and net debt leverage are non-GAAP measures that the Company presents as liquidity measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits), corporate restructuring and non-cash asset impairment, may have not yet occurred, are out of the Company’s control or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board of Directors and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance, including driving increased margins, operational and commercial initiatives, capital allocation and growth strategy plans, and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in- stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, risks resulting from possible future cybersecurity incidents, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of higher interest rates; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti- corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our goals and commitments in environmental and sustainability programs; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A. of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the United States Securities and Exchange Commission.

Mueller Water Products at a Glance

Highlights [1]

$1,374M Net Sales (LTM Q2FY25)	**$305.7M** Adjusted EBITDA (LTM Q2FY25)
18.3% Adj. Operating Income % of Net Sales (LTM Q2FY25)	**22.3%** Adj. EBITDA % of Net Sales (LTM Q2FY25)
$245.0M Cash Flow from Operations (LTM Q2FY25)	**$192.3M** Free Cash Flow (LTM Q2FY25)
$121.3M Net Debt (Mar. 31, 2025)	**0.4x** Net Debt to Adj. EBITDA (Mar. 31, 2025)
≈3,400 Employees Worldwide	**10** Manufacturing Facilities [4] **5** R&D Centers [4]

Geography [2]
(% of Consolidated Net Sales)


United States
Rest of World
Canada

Segments [2,3]
(% of Consolidated Net Sales)


Water Flow Solutions
Water Management Solutions

Products [2]
(% of Consolidated Net Sales)


Hydrants & Iron Gate Valves
Brass Products
Specialty Valves
Repair Products
Technology-Enabled

End Markets [2]
(% of Consolidated Net Sales)


60-65% Repair and replacement of municipal water infrastructure
25-30% Residential construction
≈10% Natural gas utilities and industrial applications





(1) See Q2FY25 earnings release and presentation, and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2024 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.
(4) See Item 2. Properties in 10-K filing for more information.

MUELLER
4

5 Why Invest in Mueller LEADING BRANDS WITH LARGE INSTALLED BASE OF INNOVATIVE INFRASTRUCTURE PRODUCTS AND SOLUTIONS BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE DRIVING OPERATIONAL EXCELLENCE AND EXPANDING CAPABILITIES TO FURTHER EXPAND GROSS MARGINS ENHANCING CUSTOMER EXPERIENCE TO DRIVE GROWTH THROUGH COMPREHENSIVE DISTRIBUTION NETWORK INCREASING MARGINS AND FREE CASH FLOW SUPPORT FUTURE INVESTMENTS AND GROWTH Continued investments in customer experience, product innovation and operational excellence support further net sales growth and margin improvements SUPPORTING STRATEGIC PRIORITIES THROUGH BALANCE SHEET WITH AMPLE CAPACITY, LIQUIDITY AND FLEXIBILITY

ESG is Core to Mueller

- 4th Annual ESG Report highlights commitment and ongoing progress to becoming more sustainable, innovative and impactful organization
- Committed to providing products and solutions that help cities and municipalities repair and replace their aging infrastructure, increase the resiliency of their distribution networks, respond to water-related climate impacts and ensure the health and safety of their communities

2023 ESG HIGHLIGHTS

- ~3% Reduction in Scope 1 and Scope 2 Emissions Intensity Compared with 2022 (1)
- ~90% Recycled Metal Used to Produce Our Products
- +15% Decrease in Waste Directed to Disposal Compared with 2022
- ~45,600 Metric Tons of Recycled Metal Used, vs. 22,644 Metric Tons of Waste Generated
- 5.8B Estimated Gallons of Water Loss Savings Generated for Clients by EchoShore® Leak Detection Since 2020
- MSCI Upgraded Mueller to Its Highest ESG Rating of AAA (2)
- Submitted Inaugural Climate-related Information to CDP (2022 data)

ESG PILLARS

PRODUCTS	ENVIRONMENT	HEALTH AND SAFETY
EMPLOYEES	COMMUNITIES	GOVERNANCE


MUELLER
2023 ESG REPORT

Learn more at Mueller Water Products 2023 ESG Report

(1) Includes the addition of the new brass foundry, six distribution centers and the Mueller corporate office in 2023.
(2) The use by Mueller Water Products, Inc. of any MSCI ESG Research LLC or its affiliates ("MSCI") data, and the use of MSCI logos, trademarks, service marks, or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of Mueller Water Products, Inc. by MSCI. MSCI Services and data are the property of MSCI or its information providers and are provided "as-is" and without warranty. MSCI names and logos are trademarks or service marks of MSCI.

MUELLER 6

7 Strategic Priorities to Drive Growth and Margin Improvement Supported by Purpose-driven Organization STRATEGIC PRIORITIES CONNECTING COMMUNITIES TO WATER, LIFE’S MOST ESSENTIAL RESOURCE, WITH EXCEPTIONAL PEOPLE, SOLUTIONS AND PRODUCTS IMPROVE OPERATIONAL EXCELLENCE AND EXPAND CAPABILITIES ACCELERATE SALES GROWTH THROUGH CUSTOMER EXPERIENCE AND INNOVATION FOSTER CULTURE THROUGH PURPOSE, COLLABORATION, INCLUSION AND EFFECTIVENESS INCREASE MARGINS AND FREE CASH FLOW TO SUPPORT FUTURE INVESTMENTS AND GROWTH PURPOSE CORE VALUES EXECUTE DIGITAL TRANSFORMATION TO DRIVE RESULTS RESPECTSAFETY TRUST INCLUSIONINTEGRITY

Products and Markets

9 History of Innovation for Water Infrastructure www.youtube.com/@Mueller-Water-Products www.muellerwaterproducts.comLearn more about Mueller Water Products

Uniquely Positioned to Address Opportunities with Utilities with Leading Infrastructure Products and Solutions and Large Installed Base

- Water-focused company with more than 90% of consolidated net sales associated with water
- Leading brands and municipal market specifications
- Large installed base of products used by customers for new construction and repair and replacement
- Approximately two-thirds of net sales related to repair and replacement activities of utilities
- Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers
- Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners

Learn more about Mueller Water Products

MUELLER www.muellerwaterproducts.com

YouTube www.youtube.com/@Mueller-Water-Products

Broad Portfolio of Products and Solutions With Leading Positions in Key Categories (1)

Products (2)
(% of Consolidated Net Sales)



Hydrants & Iron Gate Valves
Brass Products
Specialty Valves
Repair Products
Technology-Enabled

End Markets (2)
(% of Consolidated Net Sales)



60-65% Repair and replacement of municipal water infrastructure
25-30% Residential construction
≈10% Natural gas utilities and industrial applications

	Fire Hydrants #1 Product Position	Iron Gate Valves #1 Product Position	Butterfly Valves #1 Product Position	Brass Products #2 Product Position
MUELLER	●	●	●	●
McWane	●	●	●	
ACIPCO	●	●		
DeZURIK			●	
A.Y. McDonald				●
Ford Meter Box				●

(1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available.
(2) Consolidated net sales Information for geography, segments, products and end markets based on FY2024 information and estimates.

MUELLER 10

Water Utilities Are Facing Many Challenges

2024 Top 10 Concerns Facing Water Sector [1]

- Renewal and replacement of aging water infrastructure had been the top concern for decades, and was displaced in 2024 survey by watershed protection
- The scope of workforce and utility financial concerns broadened, as workforce issues replaced aging workforce and financial sustainability was added

1. Watershed/source water protection
2. Financing for capital improvements
3. Renewal and replacement of aging water infrastructure
4. Long-term drinking water supply availability
5. Financial sustainability
6. Public understanding of the value of water systems/services
7. Workforce issues
8. Groundwater management and overuse
9. Drought or periodic water shortages
10. Cybersecurity issues

Water Utilities in North America

- >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada [2]
- Around 4,400 water utilities, or 9% of the total, serve >80% of the estimated population served (>260M) [2]
- Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) [3]

Distribution of Water Utilities in U.S. [2]

Market Tier (by population served)	# Water Utilities	% of Total Utilities	Estimated Population Served	% of Population Served
>100,000	448	0.9%	146.9M	46.8%
10,001 – 100,000	3,960	8.2%	114.4M	36.4%
3,300 – 10,000	4,940	10.2%	29.1M	9.3%
<3,300	39,230	80.7%	23.4M	7.5%

(1) 2024 AWWA State of the Water Industry Report
(2) Bluefield Research, June 2023, Total Addressable Market for Water & Wastewater Utilities.
(3) Bluefield Research, 2019, U.S. Private Water Utilities Report. Down the Water Funding.

MUELLER 11

12 Aging Pipe Infrastructure and Water Main Breaks Utah State Study on Water Main Break Rates (1) • Surveyed more than 800 water utilities with nearly 400,000 miles of water mains in the U.S. and Canada, representing approximately 17% of the estimated total length • Experience ≈260,000 water main breaks annually, which represent ≈$2.6 billion annually in maintenance and repair costs • Distribution pipes (12 in. and smaller) represent 86% of water mains with overall failure rates of 13.3 breaks/(100 miles-year) • 90% of installed or in-service water mains combination of PVC (29%), ductile iron (27%), cast iron (23%), asbestos cement (11%) • A total of 19.4% of installed water mains are beyond their useful lives, representing approximately 452,000 miles of pipe • More concerning is the breakage rates of cast iron and asbestos cement pipe, which make up 33% of the installed water mains in the U.S. and Canada − 86% of cast iron pipes are more than 50 years old and have overall failure rates of 28.6 breaks/(100 miles-year) − 41% of asbestos cement pipes are more than 50 years old and have overall failure rates of 10.3 breaks/(100 miles-year) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (2) Utah State University. “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman. 13.3 Distribution pipe breaks per 100 miles per year (1) <1% replacement rate for pipe (2) 2.3 million miles of drinking water pipes in U.S. (1) 19% of installed water mains beyond useful life (1) 53 years Average age of failing water mains (1) 260,000 Pipe failures per year, or >700 per day (1)

Historical Underinvestment in Aging Water Infrastructure Has Created Significant Funding Deficit

Sources of Funding for U.S. Utilities

- For U.S. utilities, 96% of funding at state/local government level [1]
  - Water losses cost U.S. Utilities roughly $6.4B annually in unrealized revenue for drinking water utilities, as nearly 20% of treated water in the U.S. is lost before it can generate revenue [2]
  - CPI for water and sewerage maintenance, which has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage, increased 5.2% during calendar 2024 compared with a 4.7% increase during calendar 2023 [3]
  - U.S. municipal bond issuance increased 33% y/y in calendar 2024 to $513 billion, with a 14.5% increase in issuance for YTD March 2025 period [4]
  - U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA)
- Infrastructure Investment and Jobs Act ("IIJA" or "Infrastructure Bill"), signed Nov. 15, 2021, includes $55 billion of new funding dedicated to water, wastewater and stormwater infrastructure [5]
  - Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s
  - $55 billion includes $15 billion for lead service line (LSL) replacements and $10 billion to help address emerging contaminants (i.e., PFAS)
  - Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects
  - Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans
  - Increases domestic procurement requirements, known as "Build America, Buy America" (BABA), from 55% to 75% over 8-years

Funding Gap

- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ [6]
- Even if incremental IIJA funding establishes new capital investment baseline, annual investment gap will still grow to $146 billion by 2043 [7]
- Should funding revert to pre-IIJA levels after 2026, the annual investment gap would grow to $161 billion by 2043 [7]

Scenario: IIJA Spending Levels Remain Constant ($M)



Capital need
Capital spending
Spending gap
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2024 investment gap: $91 billion
2043 investment gap: $146 billion

(1) RAND Corporation 2017 Report titled "Not Everything is Broken."
(2) Bluefield Research report titled "Non-Revenue Water: U.S. Municipal Utility Water Losses, Costs, and Trends" published April 2025
(3) Bureau of Labor Statistics.
(4) Securities Industry and Financial Markets Association (SIFMA) as of April 30, 2025.
(5) Bluefield Research, May 2022, The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding.
(6) ASCE: 2025 Report Card for America's Infrastructure
(7) American Society of Civil Engineers. *Bridging the Gap: The Power of Investment in Water.* May 2024.

MUELLER 13

14 Water Utilities Required to Address Lead in Water • EPA estimates 9.2 million LSLs in the U.S., U.S. territories, Puerto Rico, and DC, and estimated cost to replace LSLs ranges from $50 billion to $80 billion (in 2021 dollars) • Top 10 states are FL, IL, OH, PA, TX, NY, TN, WI, NC, NJ with >300,000 each Distribution of Lead Service Lines (LSLs) (1) • Presence of lead in drinking water, which can cause severe health consequences for consumers, is typically generated by lead-based pipelines, which carry effluent after it is treated • Lead and Copper Rule (LCR), initially established in 1991, with minor revisions in 2007 aimed to enhance customer awareness, treatment, LSL replacement, and monitoring • 2021 Lead and Copper Rule Revisions (LCRR) requires that public water systems must comply, starting on Oct.16, 2024, by preparing and maintaining an inventory of service line materials, prioritizing disadvantaged communities and locations where children live and play Lead Service Line (LSL) Replacement Background (1) (1) U.S. EPA website at https://www.epa.gov/ground-water-and-drinking-water/revised-lead-and-copper-rule, and U.S. EPA 7th Drinking Water Infrastructure Needs Survey and Assessment. September 2023

Technology-Enabled Products and Solutions Help Address Critical Needs for Water Utilities

Challenges Facing Water Utilities

- Aging Infrastructure
- Non-Revenue Water
- Climate Change
- Population Shifts
- Urbanization
- Water Scarcity
- Aging Workforce
- Consumer Awareness
- Digitization

Mueller's Product Offerings

Fixed Leak Detection and Pipe Condition Assessment



Metering



Pressure Monitoring and Control





Monitor
Control
SENTRYX™
Water Intelligence Platform
Manage
Optimize

"Bluefield projects digital water spending in U.S. and Canada to grow at an 8.4% CAGR (2024 to 2033), highlighting the increasing reliance on digital solutions to manage water infrastructure more efficiently." (1)

Bluefield Research, August 2024

(1) Bluefield Research, August 2024, "U.S. & Canada Digital Water Market Outlook. Key Drivers, Competitive Shifts, and Forecasts, 2024–2033"

MUELLER 15

Water Distribution Asset Management Technology to Monitor and Detect Emerging Leaks Before They Become Catastrophes

- Leak detection technologies used in a variety of ways to get actionable data on the structural integrity of pipes to estimate remaining pipe life and prioritize pipe replacement
- Fixed leak detection systems constantly monitor and detect emerging leaks before they surface on distribution mains
- For customers, these tools extend asset life, mitigate water loss, prevent catastrophic customer disruptions, and plan for the most cost-effective repair and replacement of pipe
- Mueller's technology incorporates artificial intelligence and machine learning tools and a dedicated Analysis team to deliver reliable leak alerts and accurately locate leaks, so utilities can save time in their investigation and repair work

East Point Case Study Video
https://vimeo.com/953167186/2aaefebf5a?share=copy

Pipe Condition Assessment Using ePulse®


Standard Monitoring
High Frequency
Critical Monitoring

EchoShore®-DX system Supported by Sentryx™ Water Intelligence platform



- Goal to identify a total of 7.7 billion gallons of water loss from EchoShore® leak detection technology between 2020 and 2027
- Since 2020, enabled our clients to identify an estimated 5.8 billion gallons of water loss

MUELLER 16

17 Large Capital Investments Supporting Operational Improvements and Expanding Capabilities • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, expanding capabilities for American-made products and advancing sustainability goals • Capital expenditures as a percentage of consolidated net sales below 4% of net sales, after a multi-year period with capital expenditures above 4% of net sales, which was mainly driven by large capital projects, including: − Opened new state-of-the-art brass foundry in Decatur, IL − Consolidated 5 facilities into new facility in Kimball, TN − Expanded large casting capabilities at existing gate valve facility in Chattanooga, TN Brass Foundry • Replaced century-old facility with new state-of-the-art facility, located in Decatur, IL, using a new lead-free brass alloy Specialty and Large Valve Manufacturing • Consolidated 5 facilities into new facility in Kimball, TN, and expanded capabilities at valve facility in Chattanooga, TN • Increase capacity • Expand product development capabilities • Support sustainability goals with lower energy usage, reduced waste and enhanced safety • Increase capacity • Expand domestic manufacturing capabilities • Support increased demand for “Build America, Buy America” products Be ne fit s Be ne fit s

Financial Performance

19 • Delivered solid performance, achieving new Q2 records for consolidated net sales, adjusted EBITDA and adjusted net income per share • Taking appropriate steps to mitigate the higher costs expected from newly enacted tariffs through pricing actions, supply chain mitigation plans, operational initiatives and cost discipline • Increasing guidance for 2025 Net Sales, and maintaining Adj. EBITDA guidance, due to higher costs associated with recently enacted tariffs • Confident in Mueller’s ability to adapt and overcome external challenges − Mueller has been a leading supplier of infrastructure products and solutions for >165 years − 92% of net sales in the U.S., and largely vertically integrated for our major product categories, like iron gate valves, hydrants and brass products − Estimate that 60% to 65% of net sales are used for the repair and replacement of municipal water infrastructure − Teams have been tested with many challenges before and after the pandemic Highlights (Q2 FY2025) (1) See Appendix for reconciliation of non-GAAP measures (Adjusted EBITDA, Adjusted Net Income per Diluted Share, Free Cash Flow) to their corresponding GAAP measures. Q2 Fiscal 2025 (1) (y/y or bps. vs. Fiscal 2024) Net Sales $364.3M +3.1% Gross Margin 35.1% -180 bps. Adjusted EBITDA $84.5M +2.8% Free Cash Flow $5.1M +$20.9M Adjusted Net Income per Diluted Share $0.34 +13.3% YTD $668.6M +9.6% 34.5% -100 bps. $148.0M +16.5% $0.59 +40.5% $47.3M +$0.9M

Consolidated GAAP Results (Q2 FY2025)

Net Sales ($M)

+3.1% y/y



$353.4
$364.3
Q2 FY2024
Q2 FY2025

- Surpassed record net sales in Q2 FY2024, which increased 6.2% y/y
- Increase primarily due to higher pricing and increased volumes across most product lines
- Increases in net sales at both segments with WFS +5.1% y/y and WMS +0.3% y/y

Gross Profit ($M)

% of Net Sales

-1.8% y/y
-180 bps.



$130.4
36.9%
$128.0
35.1%
Q2 FY2024
Q2 FY2025

- Decreased 180 bps. as benefits from increased volumes were more than offset by manufacturing inefficiencies, most of which were expected as a result of the brass foundry transition
- Excluding $0.8M in asset write-downs associated with legacy brass foundry closure, gross margin would have been 35.4%, -150 bps. y/y
- Continue to expect margin benefits in 2nd half from legacy brass foundry closure

SG&A ($M)

% of Net Sales

-12.6% y/y
-270 bps.



$63.7
18.0%
$55.7
15.3%
Q2 FY2024
Q2 FY2025

- Decreased $8.0M y/y due to lower amortization expense, favorable foreign fluctuation and diligent expense management of third-party fees and personnel-related costs, partially offset by inflationary pressures

Operating Income ($M)

% of Net Sales

+10.1% y/y
+120 bps.



$63.5
18.0%
$69.9
19.2%
Q2 FY2024
Q2 FY2025

- Increase primarily due to lower SG&A and lower strategic reorganization and other charges, partially offset by lower gross profit
- Includes $2.4M of strategic reorganization and other charges, primarily related to the leadership transition and fixed asset impairment, and $0.8M in other asset write-downs associated with the closure of legacy brass foundry

MUELLER 20

Consolidated Non-GAAP Results (Q2 FY2025) (1)

Adj. Operating Income ($M)
% of Net Sales

+9.6% y/y
+120 bps.



$66.7
18.9%
$73.1
20.1%
Q2 FY2024
Q2 FY2025

- Increased $6.4M primarily due to lower SG&A expenses, including lower amortization, and increased volumes, which were partially offset by manufacturing inefficiencies
- Adj. Operating Margin improved 120 bps. y/y to 20.1%

Adj. EBITDA ($M)
% of Net Sales

+2.8% y/y
-10 bps.



$82.2
23.3%
$84.5
23.2%
Q2 FY2024
Q2 FY2025

- Achieved second quarter record levels for adjusted EBITDA
- Adj. EBITDA increased $2.3M y/y and Adj. EBITDA margin decreased 10 bps. to 23.2% (+230 bps. q/q)
  - Includes $0.1M pension benefit other than service compared with pension expense other than service of $1.0M in the prior year
- LTM Q2 FY2025 Adj. EBITDA of $305.7M with 22.3% margin, which is a 320 bps. improvement compared with the prior 12-month period

Adj. Net Income per Diluted Share

+13.3% y/y



$0.30
$0.34
Q2 FY2024
Q2 FY2025

- Increased Q2 Adj. Net Income per Diluted Share 13.3% y/y to $0.34, which is record for a second quarter
  - Net interest expense decreased $1.3M y/y to $2.3M primarily due to higher interest income

(1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

MUELLER 21

22 Taking Steps to Mitigate Potential Tariff Impacts with Targeted Price Actions, and Supply Chain and Operational Initiatives Flow of Goods Products Tariff Exposure Mitigation Actions China to U.S. Specialty Valve (parts and components for products assembled in U.S.) U.S. Reciprocal at 125% IEEPA at 20% (1) • Implementing targeted price actions • Supply chain and operational initiatives, including shifting sourcing geographies, implementing supplier cost sharing and driving productivity at our facilities • Additional price actions, if needed, dependent on broader inflation and end customer demand Israel to U.S. Repair (finished goods) U.S. Section 232 at 25% U.S. Reciprocal at 17% (2) Rest of World to U.S. Manufacturers All Products (including Specialty Valve and Repair Products) U.S. Reciprocal at 10% Rest of World (3) U.S. to Canada or Rest of World U.S. manufactured products for Canada and Rest of World (finished goods) Canada Reciprocal at 25% (4) (1) IEEPA = International Emergency Economic Powers Act. (2) Israel reciprocal tariff in effect is 10% until July 9, 2025. (3) Includes all countries outside of China. Rest of World rate based on specific tariff schedules. (4) Most manufactured products for Canada qualify for USMCA. (5) Consolidated net sales and manufacturing footprint Information for geography, segments, products and end markets based on FY2024 information available in 10-K. United States Rest of World Canada Geography (5) (% of Consolidated Net Sales) United States Israel China Manufacturing Footprint (5) (% of Total Manufacturing Square Footage) Summary of Currently Enacted Tariff Impacts (As of May 5, 2025)

23 Free Cash Flow (YTD Q2 FY2025) • Increased net cash provided by operating activities by $6.2M to $68.4M for six-month period compared with prior year − Increase primarily driven by higher net income partially offset by changes in working capital, including decreases in other current liabilities such as incentive compensation • Invested $21.1M in capital expenditures through first six months ended Q2 compared with $15.8M in the prior year period − Increase was primarily driven by increased expenditures in our foundries • Generated $47.3M of free cash flow compared with $46.4M in prior year − Achieved 51% free cash flow as % of adjusted net income, which was in line with expectations (1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures. ($20.5) ($15.8) ($21.1) ($22.2) $62.2 $68.4 ($42.7) $46.4 $47.3 YTD Q2 FY2023 YTD Q2 FY2024 YTD Q2 FY2025 $ in M ill io ns Cash provided by (used in) operating activities Capital expenditures Free cash flow

Strong Balance Sheet and Liquidity

Ample capacity, liquidity and flexibility to support our strategic priorities, including acquisitions

Credit Rating	• Moody's: Ba1 Corporate and Notes Ratings, Stable Outlook • S&P: BB Corporate and Notes Ratings, Positive Outlook
Debt Structure	• $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement ("ABL") provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 150 to 175 bps.) with none outstanding (matures March 2029)
Net Debt Leverage & Liquidity	• $121.3M net debt with total debt of $450.5M and total cash of $329.2M as of March 31, 2025 (1) • Net debt leverage at 0.4x as of March 31, 2025 • No debt maturities prior to June 2029 • $492.2M of total liquidity, including $163.0M of excess availability under the ABL as of March 31, 2025
Financial Covenants	• No financial maintenance covenants on 4.0% Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered

Debt Maturities



$500
$400
$300
$200
$100
$0
FYE $ in millions
No debt financing repayments prior to June 2029
$450
FY2025
FY2026
FY2027
FY2028
FY2029

(1) 4.0% Senior Notes include $2.8M of deferred financing costs.

MUELLER 24

25 FY2025 Outlook (1) • Increasing net sales expectations to be between $1,390M and $1,400M (+5.7% to +6.5% y/y) − $15M increase vs. prior guidance at the midpoint of the range reflects Q2 performance, expected benefits from new price actions being implemented to help mitigate tariffs and current expectations for end-market demand • Maintaining adjusted EBITDA expectations to be between $310M and $315M (+8.9% to +10.6% y/y) − Reflects Q2 performance, expected benefits from higher net sales and lower total SG&A expenses, offset by increased costs related to newly enacted tariffs* − Continue to expect benefits to 2nd half margins from the closure of legacy brass foundry starting in Q3 − Achieves 22.4% adjusted EBITDA margin, at the midpoint of the range, reflecting 70 bps. y/y improvement • Maintaining free cash flow expectations >80% of adjusted net income, including $45M to $50M of capital expenditures, as we continue investing in our future growth, operational efficiencies and domestic facilities (1) Provided with Q2FY25 earnings press release on May 5, 2025. (2) Pension expense other than service expected to be a $0.2M benefit to adjusted EBITDA in FY2025 vs. $4.0M expense in FY2024. (3) In 2025, annual amortization expense will decrease by approximately $18M due to customer relationship intangibles from 2005 becoming fully amortized. Fiscal 2025 Metrics (1) Consolidated Net Sales (y/y Growth) $1,390M to $1,400M (+5.7% to +6.5%) Adjusted EBITDA (2) (y/y Growth) $310M to $315M (+8.9% to +10.6%) Total SG&A Expenses (3) $236M to $240M Net Interest Expense $9M to $10M Effective Income Tax Rate 24% to 26% Depreciation and Amortization (3) $44M to $45M Capital Expenditures $45M to $50M Free Cash Flow % of Adjusted Net Income >80% * NOTE: Tariff exposure as of May 5, 2025.

26 Balanced and Disciplined Capital Allocation • Disciplined capital investments in operations – Capital expenditures as a percentage of consolidated net sales below 4% of net sales, after a multi-year period with capital expenditures above 4% of net sales, which was mainly driven by large capital projects • Targeted approach to acquisitions – Expand product portfolio, leverage distribution network and manufacturing capabilities • Continued return of cash to shareholders through quarterly dividend and share repurchases – Paid quarterly dividend since becoming a publicly-traded company – Increased quarterly dividend 10 times since FY14 – Allocated $75M to share repurchases since FY19, including $5M in FY25, and have $75M remaining authorization on share repurchase program as of March 31, 2025 Shareholders 43% Balance Sheet* 6% Strategic Investments* 51% $252M to Shareholders - $182M dividends - $70M share repurchases 5-Year Cash Allocation (FY20-FY24)* $305M to Strategic Investments - $280M capital expenditures - $25M acquisitions * 5-year period includes FY20, FY21, FY22, FY23, FY24; Strategic Investments includes consolidated capital expenditures and cash paid for acquisitions of Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets); Balance Sheet includes debt retirement and $22M payment for Walter Tax Settlement). Capital Allocation Priorities Balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions while continuing to return cash to shareholders

27 Investment Highlights LEADING BRANDS WITH LARGE INSTALLED BASE OF INNOVATIVE INFRASTRUCTURE PRODUCTS AND SOLUTIONS BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE DRIVING OPERATIONAL EXCELLENCE AND EXPANDING CAPABILITIES TO FURTHER EXPAND GROSS MARGINS ENHANCING CUSTOMER EXPERIENCE TO DRIVE GROWTH THROUGH COMPREHENSIVE DISTRIBUTION NETWORK INCREASING MARGINS AND FREE CASH FLOW SUPPORT FUTURE INVESTMENTS AND GROWTH Continued investments in customer experience, product innovation and operational excellence support further net sales growth and margin improvements SUPPORTING STRATEGIC PRIORITIES THROUGH BALANCE SHEET WITH AMPLE CAPACITY, LIQUIDITY AND FLEXIBILITY

Supplemental Data

29 Historical Financial Performance • Achieved record levels for consolidated net sales, adjusted EBITDA and adjusted EBITDA margin in FY24 − Increased consolidated net sales and adjusted EBITDA at 6.3% and 7.5% CAGR, respectively, over last 5 years $916 $968 $964 $1,111 $1,247 $1,276 $1,315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Consolidated Net Sales $ in millions $180 $198 $191 $204 $195 $202 $285 $0 $50 $100 $150 $200 $250 $300 FY18 FY19 FY20 FY21 FY22 FY23 FY24 Consolidated Adjusted EBITDA (1) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY20, FY21, FY22, FY23, FY24. (1) Adjusted EBITDA excludes other charges of $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21, $18.5M in FY22, $15.9M in FY23 and $42.4M in FY24.

30 Historical Free Cash Flow • Over the past 5 years, generated $697M in cash provided by operating activities and delivered $417M of Free Cash Flow after investing $280M in capital expenditures • In fiscal 2024… − Achieved record level of cash flow in FY2024 − Increased net cash provided by operating activities by $130M y/y to $239M, primarily due to improvements in working capital and higher net income − Invested $47.4M in capital expenditures − Increased free cash flow $130M to $191M compared with prior year period − Delivered 127.4% free cash flow as % of adjusted net income, exceeding expectations ($86.6) ($67.7) ($62.7) ($54.7) ($47.6) ($47.4) $92.5 $140.3 $156.7 $52.3 $109.0 $238.8 $5.9 $72.6 $94.0 ($2.4) $61.4 $191.4 FY19 FY20 FY21 FY22 FY23 FY24 $ in M ill io ns Cash provided by operating activities Capital expenditures Free cash flow NOTE: See SEC Filings for Reconciliation of Non-GAAP to GAAP Performance Measures.

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes $0.8 million in other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, non-cash asset impairment and certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 24.2% and may be subject to rounding. Three months ended March 31, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 216.2 $ 148.1 $ — $ 364.3 Gross profit (1) $ 77.0 $ 51.0 $ — $ 128.0 Selling, general and administrative expenses 21.9 19.6 14.2 55.7 Strategic reorganization and other charges (2) 1.0 0.1 1.3 2.4 Operating income (loss) $ 54.1 $ 31.3 $ (15.5) $ 69.9 Operating margin 25.0% 21.1% 19.2 % Capital expenditures $ 4.8 $ 4.4 $ — $ 9.2 Net income $ 51.3 Net income margin 14.1 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 51.3 Strategic reorganization and other charges (2) 2.4 Other asset restructuring write-down 0.8 Income tax expense of adjusting items (3) (0.8) Adjusted net income $ 53.7 Weighted average diluted shares outstanding 157.5 Net income per diluted share $ 0.33 Strategic reorganization and other charges per diluted share (2) 0.02 Other asset restructuring write-down per diluted share 0.01 Income tax expense of adjusting items per diluted share (3) (0.02) Adjusted net income per diluted share $ 0.34

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes $0.8 million in other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, non-cash asset impairment and certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 24.2% and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Three months ended March 31, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 51.3 Income tax expense (4) 16.4 Interest expense, net (4) 2.3 Pension benefit other than service (4) (0.1) Operating income (loss) $ 54.1 $ 31.3 $ (15.5) 69.9 Strategic reorganization and other charges (2) 1.0 0.1 1.3 2.4 Other asset restructuring write-down 0.8 — — 0.8 Adjusted operating income (loss) 55.9 31.4 (14.2) 73.1 Pension benefit other than service (4) — — 0.1 0.1 Depreciation and amortization 6.3 5.0 — 11.3 Adjusted EBITDA $ 62.2 $ 36.4 $ (14.1) $ 84.5 Adjusted operating margin 25.9% 21.2% 20.1 % Adjusted EBITDA margin 28.8% 24.6% 23.2 % Adjusted EBITDA $ 62.2 $ 36.4 $ (14.1) $ 84.5 Three prior quarters' adjusted EBITDA 163.3 103.3 (45.4) 221.2 Trailing twelve months' adjusted EBITDA $ 225.5 $ 139.7 $ (59.5) $ 305.7 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 449.5 Total debt 450.5 Less cash and cash equivalents 329.2 Net debt $ 121.3 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 1.5x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 0.4x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 14.3 Less capital expenditures 9.2 Free cash flow $ 5.1

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 24.8% and may be subject to rounding. Three months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 205.8 $ 147.6 $ — $ 353.4 Gross profit $ 77.2 $ 53.2 $ — $ 130.4 Selling, general and administrative expenses 24.6 24.2 14.9 63.7 Strategic reorganization and other charges (1) — — 3.2 3.2 Operating income (loss) $ 52.6 $ 29.0 $ (18.1) $ 63.5 Operating margin 25.6% 19.6% 18.0 % Capital expenditures $ 6.0 $ 4.1 $ — $ 10.1 Net income $ 44.3 Net income margin 12.5 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 44.3 Strategic reorganization and other charges (1) 3.2 Income tax expense of adjusting items (2) (1.2) Adjusted net income $ 46.3 Weighted average diluted shares outstanding 156.7 Net income per diluted share $ 0.28 Strategic reorganization and other charges per diluted share (1) 0.02 Income tax expense of adjusting items per diluted share (2) — Adjusted net income per diluted share $ 0.30

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 24.8% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Three months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 44.3 Income tax expense (3) 14.6 Interest expense, net (3) 3.6 Pension expense other than service (3) 1.0 Operating income (loss) $ 52.6 $ 29.0 $ (18.1) 63.5 Strategic reorganization and other charges (1) — — 3.2 3.2 Adjusted operating income (loss) 52.6 29.0 (14.9) 66.7 Pension expense other than service (3) — — (1.0) (1.0) Depreciation and amortization 9.8 6.7 — 16.5 Adjusted EBITDA $ 62.4 $ 35.7 $ (15.9) $ 82.2 Adjusted operating margin 25.6% 19.6% 18.9 % Adjusted EBITDA margin 30.3% 24.2% 23.3 % Adjusted EBITDA $ 62.4 $ 35.7 $ (15.9) $ 82.2 Three prior quarters' adjusted EBITDA 94.2 98.8 (38.4) 154.6 Trailing twelve months' adjusted EBITDA $ 156.6 $ 134.5 $ (54.3) $ 236.8 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.7 Long-term debt 448.0 Total debt 448.7 Less cash and cash equivalents 179.2 Net debt $ 269.5 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 1.9x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 1.1x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (5.7) Less capital expenditures 10.1 Free cash flow $ (15.8)

35 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes $4.1 million in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, non-cash asset impairment and certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 23.7% and may be subject to rounding. Six months ended March 31, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 390.8 $ 277.8 $ — $ 668.6 Gross profit (1) $ 132.1 $ 98.9 $ — $ 231.0 Selling, general and administrative expenses 41.7 39.9 28.0 109.6 Strategic reorganization and other charges (2) 1.0 0.4 2.7 4.1 Operating income (loss) $ 89.4 $ 58.6 $ (30.7) $ 117.3 Operating margin 22.9% 21.1% 17.5 % Capital expenditures $ 10.5 $ 10.6 $ — $ 21.1 Net income $ 86.6 Net income margin 13.0 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 86.6 Strategic reorganization and other charges (2) 4.1 Inventory and other asset restructuring write-down 4.1 Income tax expense of adjusting items (3) (1.9) Adjusted net income $ 92.9 Weighted average diluted shares outstanding 157.5 Net income per diluted share $ 0.55 Strategic reorganization and other charges per diluted share (2) 0.03 Inventory and other asset restructuring write-down per diluted share 0.03 Income tax expense of adjusting items per diluted share (3) (0.02) Adjusted net income per diluted share $ 0.59

36 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Six months ended March 31, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 86.6 Income tax expense (4) 26.9 Interest expense, net (4) 3.9 Pension benefit other than service (4) (0.1) Operating income (loss) $ 89.4 $ 58.6 $ (30.7) 117.3 Strategic reorganization and other charges (2) 1.0 0.4 2.7 4.1 Inventory and other asset restructuring write-down 4.1 — — 4.1 Adjusted operating income (loss) 94.5 59.0 (28.0) 125.5 Pension benefit other than service (4) — — 0.1 0.1 Depreciation and amortization 12.4 10.0 — 22.4 Adjusted EBITDA $ 106.9 $ 69.0 $ (27.9) $ 148.0 Adjusted operating margin 24.2% 21.2% 18.8 % Adjusted EBITDA margin 27.4% 24.8% 22.1 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 68.4 Less capital expenditures 21.1 Free cash flow $ 47.3 (1) Gross profit includes $4.1 million in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, non-cash asset impairment and certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 23.7% and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

37 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, severance, certain transaction-related expenses, as well as cybersecurity incidents expense. (2) The income tax expense of adjusting items reflects an effective tax rate of 22.7% and may be subject to rounding. Six months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 347.1 $ 262.7 $ — $ 609.8 Gross profit $ 123.8 $ 92.9 $ — $ 216.7 Selling, general and administrative expenses 43.8 48.8 28.0 120.6 Strategic reorganization and other charges (1) 0.2 — 9.6 9.8 Operating income (loss) $ 79.8 $ 44.1 $ (37.6) $ 86.3 Operating margin 23.0% 16.8% 14.2 % Capital expenditures $ 9.9 $ 5.9 $ — $ 15.8 Net income $ 58.6 Net income margin 9.6 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 58.6 Strategic reorganization and other charges (1) 9.8 Income tax expense of adjusting items (2) (2.2) Adjusted net income $ 66.2 Weighted average diluted shares outstanding 156.6 Net income per diluted share $ 0.37 Strategic reorganization and other charges per diluted share (1) 0.06 Income tax expense of adjusting items per diluted share (2) (0.01) Adjusted net income per diluted share $ 0.42

38 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, severance, certain transaction-related expenses, as well as cybersecurity incidents expense. (2) The income tax expense of adjusting items reflects an effective tax rate of 22.7% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Six months ended March 31, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 58.6 Income tax expense (3) 17.2 Other expense 1.6 Interest expense, net (3) 6.9 Pension expense other than service (3) 2.0 Operating income (loss) $ 79.8 $ 44.1 $ (37.6) 86.3 Strategic reorganization and other charges (1) 0.2 — 9.6 9.8 Adjusted operating income (loss) 80.0 44.1 (28.0) 96.1 Pension expense other than service (3) — — (2.0) (2.0) Depreciation and amortization 19.1 13.7 0.1 32.9 Adjusted EBITDA $ 99.1 $ 57.8 $ (29.9) $ 127.0 Adjusted operating margin 23.0% 16.8% 15.8 % Adjusted EBITDA margin 28.6% 22.0% 20.8 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 62.2 Less capital expenditures 15.8 Free cash flow $ 46.4